UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 23, 2014

Date of Report

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

207 Goode Avenue Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On October 24, 2014, Avery Dennison Corporation (the “Company”) announced the departure of Donald A. Nolan, President, Materials Group, and one of the Company’s named executive officers.  Mr. Nolan will no longer serve in such capacity effective November 1, 2014, and is expected to depart the Company following a brief transition period.

Also effective November 1, 2014 and in connection with the election described in subsection (c) below, Dean A. Scarborough, currently the Company’s Chairman, President and Chief Executive Officer, will no longer serve as President.

A copy of the press release announcing these changes is attached as Exhibit 99.1 hereto and incorporated herein by reference.

(c)           On October 23, 2014, the Company’s Board of Directors elected Mitchell R. Butier, currently the Company’s Senior Vice President and Chief Financial Officer, as President and Chief Operating Officer, effective November 1, 2014.  Mr. Butier, age 43, will continue to serve as Chief Financial Officer — a position he has held since June 2010 — until a successor is named.  Mr. Scarborough will continue to serve as Chairman and Chief Executive Officer.

A copy of the press release announcing the election of Mr. Butier is attached as Exhibit 99.1 hereto and incorporated herein by reference.

In connection with his election, the Compensation and Executive Personnel Committee (the “Committee”) of the Company’s Board of Directors approved the following compensation package for Mr. Butier, effective November 1, 2014:  (i) an annual base salary of $750,000; (ii) a target Annual Incentive Plan opportunity of 90%; and (iii) a target long-term incentive opportunity of 300%.  In addition, the Committee approved a special promotion grant on December 1, 2014 of restricted stock units (“RSUs”) with a target grant date fair value of $2,000,000 for Mr. Butier, 50% of which will vest on the grant date and 50% of which will vest on the two-year anniversary of the grant date.  Mr. Butier will continue to receive an annual executive benefit allowance of $65,000, as well as participate in the Company’s pension, savings, deferred compensation, executive severance and key employee change of control severance plans, in each case as described in the Company’s 2014 Proxy Statement filed with the Securities and Exchange Commission on March 7, 2014.

(e)           On October 24, 2014, the Committee approved a special retention grant on December 1, 2014 of RSUs with a target grant date fair value of $1,500,000, 100% of which will vest on the two-year anniversary of the grant date, for R. Shawn Neville, President, Retail Branding and Information Solutions, and one of the Company’s named executive officers.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

99.1                        Press Release, dated October 24, 2014, announcing election of Mitchell R. Butier as President and Chief Operating Officer of Avery Dennison Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: October 24, 2014

	By:	/s/ Dean A. Scarborough
		Name:	Dean A. Scarborough
		Title:	Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 24, 2014, announcing election of Mitchell R. Butier as President and Chief Operating Officer of Avery Dennison Corporation.